SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                        May 31, 2001 (May 30, 2001)
             ___________________________________________________
              Date of Report (Date of earliest event reported)

                              RCN Corporation
             ___________________________________________________
           (Exact name of Registrant as specified in its charter)

         Delaware                   0-22825                   22-3498533
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            (State of         (Commission File No.)           (IRS Employer
         Incorporation)                                  Identification Number)



                            105 Carnegie Center
                          Princeton, NJ 08540-6215
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        (Address of principal executive offices, including zip code)


                               (609) 734-3700
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)





Item 5.  Other Events

         On May 30, 2001, RCN Corporation ("RCN") commenced a tender offer with respect to certain of its debt securities. A press release with respect thereto is attached hereto as Exhibit 99.1.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Exhibits

         Exhibit 99.1 RCN Corporation Press Release dated May 30, 2001.




                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      RCN Corporation


                                      By:  /s/ John J. Jones
                                          ----------------------------------
                                      Name:  John J. Jones
                                      Title: Executive Vice President,
                                             General Counsel and Corporate
                                             Secretary

Date:  May 31, 2001




                               EXHIBIT INDEX


Exhibit
   No.

99.1     RCN Corporation Press Release dated May 30, 2001.